EQUITY-BASED COMPENSATION AND PAYMENTS	12 Months Ended
Dec. 31, 2016
EQUITY-BASED COMPENSATION AND PAYMENTS

NOTE 13 – EQUITY-BASED COMPENSATION AND PAYMENTS

2degrees Option Plans:

2degrees awards service-based share options (the “Options”) to employees under various plans (the “2degrees Option Plan”) whose vesting is subject to meeting a required service period of up to three years. Approximately 30.0 million non-voting ordinary shares of 2degrees common stock were authorized for issuance related to the 2degrees Option Plan of which 26.4 million options granted and outstanding are classified as equity awards and are valued based on the fair value of the underlying 2degrees shares at the date of grant. The remaining 3.6 million options granted and outstanding under the 2degrees Option Plan are liability-classified awards as the Option holders have the right to require 2degrees to repurchase exercised Options for cash equal to the fair value at the date of repurchase. As such, the liability is remeasured each reporting period based on the fair value of the underlying 2degrees shares at each balance sheet date. At December 31, 2016 and 2015, the liability-classified awards of $2.9 million and $1.9 million, respectively, are included in Other current liabilities and accrued expenses on the Consolidated Balance Sheets, due to the current nature of these instruments.

The following table summarizes the range of assumptions used in the Black-Scholes model for options granted in the years ended December 31, 2016, 2015 and 2014.

	2016	2015	2014
Expected term (in years)	2.82 - 4.32	3.03 - 4.79	3.15 - 5.00
Risk free interest rate	3.01%	2.99% - 3.01%	2.99% - 3.01%
Volatility	25%	25%	30%
Dividend yield	0%	0%	0%

The expected term of the Options was determined based upon the historical experience of similar awards, giving consideration to the contractual terms, vesting schedules and expectations of future option holder behavior. The risk-free interest rates used were based on the implied yield currently available in New Zealand Government bonds, adjusted for semi-annual coupons and converted to continuously compounded rates, at maturity with a term equivalent to the remaining life of the Options as of the date of the valuation. Expected volatility was based on average volatilities of publicly traded peer companies over the expected term. 2degrees has not paid dividends in the past and does not currently have plans to pay dividends.

The following table provides the outstanding Options as of December 31, 2016 and the changes in the period:

	Options	Weighted- Average Exercise Price per Unit	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2015	26,986,045	$1.24
Granted	5,650,000	1.56
Forfeited	(55,000)	1.42
Redeemed	(2,575,000)	1.00

Outstanding at December 31, 2016	30,006,045	$1.31	3.8	$14,620

Exercisable at December 31, 2016	21,131,045	$1.23	2.8	$11,941

The weighted-average grant date fair value of options granted during the years 2016, 2015 and 2014 were $0.39, $0.35 and $0.33, respectively. The total intrinsic value of options redeemed or exercised during the years ended December 31, 2016 and 2015 were $1.2 million and $0.2 million, respectively. There were no options exercised or redeemed during the year ended December 31, 2014.

Certain participants were required to make a partial payment from $0.01 to $0.10 per share (depending on the plan) at the date of grant, which is fully refundable upon forfeiture of the related Options. 2degrees retains the partial payments as a liability until such Options are exercised. The liability of $0.3 million and $0.4 million as of December 31, 2016 and December 31, 2015, respectively, is included in Other current liabilities and accrued expenses on the Consolidated Balance Sheets.

During 2014, the Board of Directors of 2degrees and the holder of the then 4.3 million liability-classified awards agreed to terms to settle those options for $1.3 million, which approximated the intrinsic value of those awards. Of the $1.3 million, $0.8 million has been paid and remaining payment is expected to occur in 2017. The balance is included in Other current liabilities and accrued expenses as of December 31, 2016.

In July 2016, 2degrees and the Company completed a purchase of all of the equity interests held individually or through related parties by a minority shareholder in 2degrees (see Note 16 – Noncontrolling Interests in Consolidated Subsidiaries for further details). As part of this purchase, 2,250,000 equity-classified exercisable options were settled. Those options are characterized as redeemed options in 2016 in the table above.

Total equity-based compensation for the 2degrees Option Plan, net of forfeitures, of $2.7 million, $1.3 million and $1.9 million was recognized in General and administrative expenses in the Consolidated Statement of Operations and Comprehensive Loss for the years ended December 31, 2016, 2015, 2014, respectively.

As of December 31, 2016, the Company had total unrecognized compensation costs related to the 2degrees Option Plan of $1.9 million. The Company expects to recognize this cost over a weighted-average period of 1.3 years.

Restricted Class A Units:

At December 31, 2016, the Company granted 1,725 Class A Units to an employee of the Company (the “Restricted Class A Units”), which were all outstanding and unvested as of that date. The value of the Class A Units was estimated based on the grant date fair value as indicated by the completion of the Arrangement Agreement. The Restricted Class A Units vest over 4 years, with one-fourth vesting on each anniversary date of the award. There are no voting or dividends right prior to vesting.

As of December 31, 2016, the Company had total unrecognized compensation costs related to this award of $1.5 million. The Company expects to recognize this cost over a weighted-average period of 4 years.